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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: December 8, 1995

                              POTLATCH CORPORATION
            (Exact name of registrant as specified in its charter)



    Delaware                   1-5313                 82-0156045
----------------            -------------           --------------
(State or other             (Commission File         (I.R.S. Employer
jurisdiction of                  Number)           Identification Number)
incorporation)


One Maritime Plaza, Suite 2400, San Francisco, CA   94111
-------------------------------------------------   ------
(Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (415) 576-8800
                                 --------------

Item 5. Other Events.

        On December 8, 1995, Potlatch Corporation (the "Company") filed a Complaint against Beloit Corporation in the District Court of the State of Idaho, Nez Perce County: Second District. The Complaint alleges that a pulp washer system supplied by Beloit Corporation and installed at the Company's pulp mill in Lewiston, Idaho, has suffered massive defects and deficiencies and has failed to meet contract performance requirements and criteria. The Complaint requests recovery of damages resulting to the Company in an amount in excess of $130 million.


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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: December 8, 1995.

                                POTLATCH CORPORATION


                                By: /s/ BETTY R. FLESHMAN
                                   ------------------------
                                     Betty R. Fleshman
                                        Secretary


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